Security Information








Security Purchased


Cusip
06985P100


Issuer
BASIC ENERGY SERVICES INC


Underwriters
CSFB, Goldman Sachs, DBSI, Hibernia Southcoast
Capital, Howard Weil, Lehman Brothers, Pickering
Energy Partners, Raymond James, RBC Capital Markets,
UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
BAS US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/8/2005


Total dollar amount of offering sold to QIBs
 $                                                 250,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 250,000,000


Public offering price
 $                                                           20.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.30


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance
Measurement
Date*
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
9,400
 $                   188,000
0.08%



New York Funds







Scudder Micro Cap Fund
New
York
                          3,400
 $                     68,000
0.03%



Scudder Small Cap Growth Fund
New
York
17,700
 $                   354,000
0.14%



Total

30,500
 $                   610,000
0.24%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
404030108


Issuer
H&E EQUIPMENT SERVICES INC


Underwriters
CSFB, UBS, BoA, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
HEES US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total dollar amount of offering sold to QIBs
 $                                                 196,870,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 196,870,000


Public offering price
 $                                                           18.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.26


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Global Opportunities Fund
Boston
35,600
 $                   640,800
0.33%



DWS Global Opportunities VIP
Boston
17,200
 $                   309,600
0.16%



Chicago Funds







DWS Small Cap Growth VIP
Chicago
17,900
 $                   322,200
0.16%



New York Funds







DWS Micro Cap Fund
New
York
                          6,500
 $                   117,000
0.06%



DWS Small Cap Growth Fund
New
York
                        32,900
 $                   592,200
0.30%



Total

110,100
 $                 1,981,800
1.01%




Security Information








Security Purchased


Cusip
0001297627


Issuer
SAIFUN SEMICONDUCTORS LTD


Underwriters
Lehman Brothers, DBSI, CIBC, Raymond James,
William Blair & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
SFUN US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/8/2005


Total dollar amount of offering sold to QIBs
 $                                                 117,500,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 117,500,000


Public offering price
 $                                                           23.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.65


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance^
Measurement
Date*
Chicago Funds







Scudder Technology Fund
Chicago
                        48,100
 $                 1,130,350
0.96%



SVS II Small Cap Growth Portfolio
Chicago
                        11,800
 $                   277,300
0.24%



SVS II Technology Growth Portfolio
Chicago
                          7,600
 $                   178,600
0.15%



New York Funds







Scudder Micro Cap Fund
New
York
                          4,400
 $                   103,400
0.09%



Scudder Small Cap Growth Fund
New
York
                        22,100
 $                   519,350
0.44%



Total

94,000
 $                 2,209,000
1.88%